UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2007

DELUXE CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-7945	41-0216800
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3680 Victoria St. North, Shoreview, Minnesota	55126-2966
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 483-7111

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01  Other Events.

Beginning with the first quarter of our fiscal year ending December 31, 2007, we made certain changes in our reporting of segment financial information. We are filing this Form 8-K to (i) provide investors with recasted historical financial information that will assist them in making comparisons of current period financial information with financial information for periods prior to these changes in our financial reporting, and (ii) incorporate by reference the recasted historical financial information into our filings with the Securities and Exchange Commission (the “SEC”). The recasted historical financial information contained in Exhibit 99.1 to this Form 8-K does not represent a restatement of previously issued financial statements and has no impact on our historical consolidated financial position, results of operations or cash flows.

We made the following change in our reporting of segment financial information commencing in the first quarter of fiscal year 2007:

•

Effective January 1, 2007, we recast as corporate assets the property, plant and equipment, internal-use software, inventories and supplies related to our corporate shared services functions of manufacturing, information technology and real estate. These assets had previously been managed as business segment assets and were reported within our business segments. As we realigned our organization and continued the implementation of a shared services approach for most functions, these assets as of January 1, 2007 are managed as corporate assets which we do not allocate to our business segments. Other corporate assets consist primarily of long-term investments and deferred income taxes. Total asset and capital expenditure information for prior periods has been recast to reflect this change.

The following Note to Consolidated Financial Statements (included in Exhibit 99.1 to this Form 8-K) changed from that previously contained in our Annual Report on Form 10-K for the year ended December 31, 2006 (the “Form 10-K”) as a result of the recast segment financial information described above:

•	Note 17. Business segment information.

The information contained in Exhibit 99.1 to this Form 8-K does not reflect events occurring after the filing of the Form 10-K for the year ended December 31, 2006 and does not modify or update the disclosures in the Form 10-K, except as specifically identified above. Significant developments with respect to those disclosures, as well as other changes in our business, have occurred and are described in filings we have made with the SEC after filing the Form 10-K.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Item 8. Financial Statements and Supplementary Data

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2007

DELUXE CORPORATION

/s/ Terry D. Peterson

Terry D. Peterson Vice President, Investor Relations and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibits

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Item 8. Financial Statements and Supplementary Data